SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934


                   Date of Report (date of earliest event reported):
                                     June 14, 2001


                             LEHMAN BROTHERS HOLDINGS INC.
                (Exact name of registrant as specified in its charter)

                                       Delaware
                    (State or other jurisdiction of incorporation)


                 1-9466                                13-3216325
        (Commission File Number)            (IRS Employer Identification No.)

        3 World Financial Center
           New York, New York                             10285
         (Address of principal                         (Zip Code)
           executive offices)

                                     (212) 526-7000
                 (Registrant's Telephone Number, Including Area Code)




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Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                  The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as exhibits thereto and are filed as part of this Report.

Exhibit No.                Description


1.01 Distribution Agreement, dated as of June 14, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as agent

4.01 Form of senior debt security--medium-term note (fixed rate)

4.02 Form of senior debt security--medium-term note (floating rate)

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                                                     SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LEHMAN BROTHERS HOLDINGS INC.



                                           By:      /s/ Oliver Budde
                                           --------------------------------
                                                      Oliver Budde
                                                      Vice President




Date:  June 14, 2001

                                                   EXHIBIT INDEX


Exhibit No.                         Description


1.01 Distribution Agreement, dated as of June 14, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as agent

4.01 Form of senior debt security--medium-term note (fixed rate)

4.02 Form of senior debt security--medium-term note (floating rate)